AMENDMENT AGREEMENT #1

THIS AMENDMENT AGREEMENT is made as of the 1st day of January, 2007

BETWEEN:	Uranerz Energy Corporation, a company having an office at Suite 1410, 800 West Pender Street, Vancouver, B.C., V6C 2V6

(herein called the “Company”)

OF THE FIRST PART

AND:	Catchpole Enterprises Inc., of 222 Carriage Circle, Cheyenne, Wyoming, 82009;

(herein called the “Consultant”)

OF THE SECOND PART

WHEREAS:

A.

The parties entered into a Consulting Agreement dated the 1st day of March, 2005 (the “Agreement”) whereby the Consultant will continue to perform consulting services to the Company as defined in the Agreement; and

B.	The parties now wish to amend the Agreement;

NOW THEREFORE THIS AMENDMENT AGREEMENT WITNESSES that the Agreement is amended as follows:

1.	By the deletion of Clause #3.1 of the Agreement in its entirety and the substitution therefor of the following:

3.1    The Company shall pay the Consultant a monthly consulting fee of US $10,020.00 payable monthly.

2.	The parties hereby ratify and confirm the Agreement in all other respects.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the 1st day of January, 2007.

Uranerz Energy Corporation

Per: ____________________________________
           Authorized Signatory

Catchpole Enterprises Inc.

Per: ____________________________________
           Authorized Signatory